UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Owens Realty Mortgage, Inc.

(Name of Registrant as Specified In Its Charter)

___________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4)	Date Filed:

OWENS REALTY MORTGAGE, INC.

2221 Olympic Boulevard

Walnut Creek, California 94595

SUPPLEMENT TO NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 16, 2018

Enclosed please find supplementary proxy materials for the 2018 annual meeting of stockholders (the “Annual Meeting”) of Owens Realty Mortgage, Inc. a Maryland corporation (“ORM” or the “Company”), to be held at the Walnut Creek Marriott, 2355 N. Main Street, Walnut Creek, CA 94596, on July 16, 2018, at 10:00 a.m. Pacific Daylight Time, to consider and vote on the following matters:

1.	To elect two (2) Class II directors, each to serve for a term continuing until the annual meeting of stockholders held in 2021 and until their respective successors are duly elected and qualified; and

2.	To ratify the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

Stockholders will also transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

On June 8, 2018, we filed and began mailing to our stockholders a proxy statement and accompanying WHITE proxy card describing the foregoing items of business in detail. This supplementary proxy material is being made available beginning June 28, 2018. Except as specifically amended or supplemented by the information contained in the supplementary proxy materials, all information set forth in the proxy statement for the Annual Meeting remains unchanged and should be considered in voting your shares.

On June 27, 2018, the Company issued a press release announcing that our Board of Directors (the “Board”) increased the authorized number of directors of the Company from five to six and appointed Ms. Ann Marie Mehlum as an independent Class I director to fill the vacancy created by such increase. The initial term of Ms. Mehlum, as a Class I director, will expire at the annual meeting of stockholders of the Company to be held in 2020 and upon election and qualification of her successor. Concurrently with her appointment as a director, Ms. Mehlum was also appointed as a member of the Company’s standing Audit, Compensation, and Nominating and Corporate Governance Committees.

The primary purpose of the supplementary proxy materials is to provide information about Ms. Mehlum that would have been included in the proxy statement had she been appointed prior to the filing of the proxy statement. You are not being asked to vote for or ratify the appointment of Ms. Mehlum at the Annual Meeting, as the Class I directors are not being elected at this meeting. These additional materials are being provided solely for informational purposes.

Our Board has fixed the close of business on May 31, 2018 as the record date for stockholders entitled to receive notice of, and vote at, the Annual Meeting and any postponements or adjournments thereof. The Annual Meeting may be adjourned. At any adjourned meeting, action with respect to matters specified in the notice may be taken without further notice to stockholders, unless required by law or the bylaws of the Company.

The Board unanimously recommends: a vote “FOR” the election of each of the two nominees for director named in the enclosed WHITE proxy card and a vote “FOR” proposal 2 on the enclosed WHITE proxy card. You may vote by completing, signing and returning the enclosed WHITE proxy card in the envelope provided, which requires no postage if mailed in the United States. Internet and telephone voting procedures are discussed on the WHITE proxy card. For shares held through a bank, broker or other nominee, you must follow the instructions provided by the bank, broker or other nominee regarding how to instruct your bank, broker or other nominee to vote your shares. If you attend the Annual Meeting, you may withdraw your proxy and vote in person if you so choose.

Your vote will be especially important at the Annual Meeting, because as you may know, Eric Hovde, Financial Institutions Partners III, LP, and certain of their affiliates (collectively, the “Hovde Group”), have filed proxy materials for the purpose of electing two dissident candidates as directors in opposition to the two nominees recommended by our Board. We are not responsible for the accuracy of any information provided by or relating to the Hovde Group or its nominees contained in solicitation materials filed or disseminated by, or on behalf of, the Hovde Group or any other statements the Hovde Group may make.

The Board does not endorse the election of either of the Hovde Group’s nominees, and unanimously recommends a vote “FOR” the election the two director nominees proposed by our Board on the enclosed WHITE proxy card. The Board strongly urges you NOT to sign or return any proxy card(s) or voting instruction form(s) that you may receive from the Hovde Group or any of its representatives or affiliates. You may receive proxy solicitation materials from the Hovde Group, including a proxy statement and proxy cards. The Board unanimously recommends that you disregard them. If you wish to vote as recommended by the Board, then you should only submit WHITE proxy cards.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND. ACCORDINGLY, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED WHITE PROXY CARD AND PROMPTLY SUBMIT YOUR PROXY BY TELEPHONE, THE INTERNET OR MAIL AS DESCRIBED ON THE WHITE PROXY CARD. PLEASE NOTE THAT EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU VOTE USING THE ENCLOSED WHITE PROXY CARD PRIOR TO THE ANNUAL MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY THE HOVDE GROUP OR ANY OF ITS REPRESENTATIVES, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THE COMPANY’S PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

The Board urges you to sign, date and return only the enclosed WHITE proxy card. Please submit your proxy even if you plan to attend the Annual Meeting. To submit a proxy to vote your shares over the Internet or by telephone, please follow the instructions on the enclosed WHITE proxy card.

If you have any questions or need help submitting a proxy for your shares, please contact Georgeson, the Company’s proxy solicitor:

1290 Avenue of the Americas, 9th Floor

New York, NY 10104

(888) 206-5970 (Toll Free)

Email: ORM @Georgeson.com

By Order of the Board of Directors,

/s/ Daniel J. Worley
Daniel J. Worley
Senior Vice President and Secretary

Walnut Creek, California

June 28, 2018

Enclosures

*********************

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 16, 2018: The proxy statement, this supplemental proxy material, and our Annual Report on Form 10-K are available free of charge on the internet at www.owensmortgage.com. On this site, you will be able to access the proxy statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, these supplemental materials and any amendments or supplements to the foregoing material that are required to be furnished to stockholders.

OWENS REALTY MORTGAGE, INC.

2221 Olympic Boulevard

Walnut Creek, California 94595

SUPPLEMENT TO THE PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 16, 2018

Explanatory Note

This proxy statement supplement, dated June 28, 2018 (this “Supplement”), supplements the proxy statement (the “Proxy Statement”) previously furnished to our stockholders on or about June 8, 2018 in connection with the solicitation of proxies by the Board of Directors (“Board” or “Board of Directors”) of Owens Realty Mortgage, Inc., a Maryland corporation (“ORM”, the “Company”, “we”, “our” or “us”), for use at ORM’s 2018 annual meeting of stockholders (the “Annual Meeting”) to be held at the Walnut Creek Marriott, 2355 N. Main Street, Walnut Creek, CA 94596, on July 16, 2018, at 10:00 a.m., Pacific Daylight Time, or at any postponements or adjournments thereof. We refer to holders of our common stock (“Common Stock”) as of May 31, 2018, which is the record date, as “stockholders.”

The purpose of this Supplement is to provide stockholders with information regarding our new independent Class I director, Ann Marie Mehlum, that would have been included in the Proxy Statement had Ms. Mehlum been appointed prior to the filing of the Proxy Statement. YOU ARE NOT BEING ASKED TO VOTE FOR OR RATIFY THE APPOINTMENT OF MS. MEHLUM AT THE ANNUAL MEETING, AS THE CLASS I DIRECTORS ARE NOT BEING ELECTED AT THIS MEETING. THESE ADDITIONAL MATERIALS ARE BEING PROVIDED SOLELY FOR INFORMATIONAL PURPOSES.

Except as described in this Supplement, the information provided in the Proxy Statement continues to apply and should be considered in voting your shares. To the extent that information in this Supplement differs from or updates information contained in the Proxy Statement, the information in this Supplement is more current.

THIS SUPPLEMENT CONTAINS IMPORTANT ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

 This Supplement is first being sent to our stockholders on or about June 28, 2018.

Expansion of Board and Appointment of Additional Class I Director

Effective June 27, 2018, upon the recommendation of the Nominating and Corporate Governance Committee, the Board increased the authorized number of directors of the Company from five to six and appointed Ms. Mehlum as a Class I director to fill the vacancy created by such increase. The initial term of Ms. Mehlum, as a Class I director, will expire at the annual meeting of stockholders of the Company to be held in 2020 and upon election and qualification of her successor. Concurrently with her appointment as a director, Ms. Mehlum was also appointed as a member of the Company’s standing Audit, Compensation, and Nominating and Corporate Governance Committees.  As a result of this appointment, four of the Company’s six directors are independent, as the Board has determined that Ms. Mehlum qualifies as an independent director under applicable Securities and Exchange Commission and NYSE American rules (the “NYSE American rules”).

The Board identified Ms. Mehlum as a candidate for our Board after conducting a careful and thoughtful search process to designate a female director candidate who possesses the requisite skills and experience needed to assist in executing the Company’s strategic growth plans. The Board has worked since August 2017 to identify a qualified female director candidate who possesses the requisite skills and experience needed to assist the Company and interviewed several candidates over the last four months. Ms. Mehlum was evaluated by the Nominating and Corporate Governance Committee pursuant to the guidelines described in the Proxy Statement under “Governance of Our Company—Director Qualifications,” and the determination was made that she fulfills and exceeds the qualities that we look for in members of our Board.

2

With this appointment, the Board took an important step in achieving its goal of increasing Board diversity. The Nominating and Corporate Governance Committee and the Board also identified Ms. Mehlum’s knowledge and understanding of various markets, such as commercial lending, regulatory compliance and financial management through her service as a CEO and director of a bank and the other credentials set forth in her biographical information below.

The biographical information about Ms. Mehlum set forth below is as of June 26, 2018, and her business address is c/o Owens Realty Mortgage, Inc., 2221 Olympic Boulevard, Walnut Creek, California 94595. Information regarding our other directors and our nominees is set forth in the Proxy Statement that was previously sent to you.

Additional Class I Director (Term expires at the 2020 Annual Meeting):

Ann Marie Mehlum – Ms. Mehlum, 65, has served as a member of our Board since June 27, 2018. She currently serves as a director of Summit Bank (OTCMKTS: SBKO), an independent community bank of which she served as the CEO from its inception in 2003 until 2013. She also serves as a director of SmartBiz Loans, an online loan and technology platform and of Beau Delicious International, LLC, a franchisor for Café Yumm fast casual restaurants. From 2013 until her retirement in 2016, Ms. Mehlum served as Associate Administrator for Capital Access in the U.S. Small Business Administration. From 1984 to 2003, Ms. Mehlum served as a Senior Vice President and Chief Credit Administrator of Siuslaw Bank, a state charted community bank that has since been acquired by Banner Bank. In addition to her corporate experience, Ms. Mehlum has served on federal and state advisory boards, including as a Federal Representative Advisory Board Member of the US Department of Treasury’s Community Development Financial Institutions Fund, Member of the FDIC Community Bank Advisory Council and Board Member of the Oregon Growth Fund. Ms. Mehlum earned a master of business administration from the University of California, Berkeley in 1981 and a bachelor’s degree in economics and Norwegian from Pacific Lutheran University in 1975 and held a Series 7 FINRA General Securities License.

Ms. Mehlum’s extensive experience in commercial lending, regulatory compliance and financial management, as well as her experience serving on boards and regulatory agencies make her well qualified to serve as a member of the Board of the Company and strengthens our Board’s collective qualifications, skills, experience and viewpoints.

Additional Information Regarding the Appointment of Ms. Mehlum

We have set forth below certain information updating the Proxy Statement to reflect the appointment of Ms. Mehlum as a director and a member of each of our three standing committees. For detailed information regarding the composition of our Board and its committees, as well as other corporate governance policies, please read the Proxy Statement previously made available or delivered to you.

As a result of Ms. Mehlum’s appointment, the Board is now comprised of six members divided into three classes serving staggered terms, with Ms. Mehlum and Gary C. Wallace serving as the Class I directors with terms expiring at the 2020 annual meeting of stockholders. Based upon information provided by Ms. Mehlum and its review of all relevant facts and circumstances, the Board has affirmatively determined that Ms. Mehlum is independent as defined in the NYSE American rules. Accordingly, four of our current directors representing two-thirds of the Board members, including Ms. Mehlum, Dennis G. Schmal, Mr. Wallace and James M. Kessler, qualify as independent directors under applicable NYSE American rules. The Board has also determined that Ms. Mehlum is financially literate as required of Audit Committee members by the NYSE American rules.

As an independent director, Ms. Mehlum will receive the standard compensation for independent directors which consists of a cash retainer of fifty thousand dollars ($50,000) per calendar year, payable in quarterly installments in advance on the first day of each calendar quarter commencing July 1, 2018.

3

There is no familial relationship between Ms. Mehlum and any other member of our Board or our executive officers. Ms. Mehlum has never served as an officer, former officer or employee of ours and there is no arrangement or understanding between Ms. Mehlum and any other persons pursuant to which she was selected as a director. Ms. Mehlum has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. The Company will enter into its standard director indemnification agreement with Ms. Mehlum, whereby the Company will agree to indemnify, defend and hold Ms. Mehlum harmless from and against losses and expenses incurred as a result of her board service, subject to the terms and conditions provided in the agreement. Ms. Mehlum does not beneficially own any shares of our Common Stock.

Voting Instructions

The process for voting your Common Stock depends on how your Common Stock is held. Generally, you may hold Common Stock in your name as a "record holder" or in an account with a bank, broker, or other nominee (i.e., in "street name").

If your ORM shares are registered in your name, you may vote your shares in person at the Annual Meeting or by proxy whether or not you attend the Annual Meeting. To vote by proxy, you must either:

•	By mail. Sign and date the enclosed WHITE proxy card, and return it in the enclosed postage-paid envelope;

•	By telephone. Vote by telephone by placing a toll-free call from the U.S. or Canada to 1-800-337-3503 as described in the enclosed WHITE proxy card; or

•	Over the Internet. Vote over the Internet at www.proxy-direct.com as described in the enclosed WHITE proxy card.

•	In person at the Annual Meeting. Stockholders are invited to attend the Annual Meeting and vote in person at the Annual Meeting. If you are a beneficial owner of shares you must obtain a legal proxy from the bank, broker or other nominee of your shares to be entitled to vote those shares in person at the Annual Meeting. If you are a record holder, you are encouraged to complete, sign and date the enclosed WHITE proxy card and mail it in the enclosed postage-paid envelope regardless of whether or not you plan to attend the Annual Meeting. If you hold your shares in "street name," you are encouraged to follow the voting instructions provided by your bank, broker or other nominee to ensure that your shares are represented and voted at the Annual Meeting.

Please note that telephone and Internet voting will close at 11:59 p.m., Pacific Daylight Time, on July 15, 2018.

Please note that you may vote by proxy prior to July 16, 2018 and still attend the Annual Meeting. Even if you currently plan to attend the Annual Meeting in person, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

If you hold your Common Stock in street name, you may vote by following the instructions on the voting instruction card provided to you by your bank, broker or other nominee. If you intend to vote your shares at the Annual Meeting, you must request a "legal proxy" from your broker, bank or other nominee and bring this legal proxy to the meeting.

4

ANNEX A

Additional Information Regarding Participants in the Solicitation

Under applicable SEC rules and regulations, members of the Board, the Board’s nominees, and certain officers and other employees of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about such persons (the “Participants”).

Directors and Director Nominees

The names and present principal occupation of our directors and director nominees, each a Participant, are set forth in this Supplement and the section entitled “Proposal 1: Election of Two (2) Directors” under the heading “Information about the Director Nominees and the Continuing Directors” of the Proxy Statement. The business address for the Company’s current directors and director nominees is c/o Owens Realty Mortgage, Inc., 2221 Olympic Boulevard, Walnut Creek, California 94595.

Officers and Employees

Executive officers and employees of the Company who are Participants are William E. Dutra, Brian M. Haines, Melina A Platt and Daniel J. Worley. The business address for each is c/o Owens Realty Mortgage, Inc., 2221 Olympic Boulevard, Walnut Creek, California 94595. Their principal occupations are stated in the section entitled “Information Regarding Our Executive Officers” in the Proxy Statement.

Information Regarding Ownership of the Company’s Securities by Participants

The number of the Company’s securities beneficially owned by the Participants as of May 31, 2018 is set forth in the section entitled “Securities Ownership of Management and Certain Beneficial Owners” in the Proxy Statement. Other than as stated in the Proxy Statement, including any and all supplements thereto, as of May 31, 2018 the Participants do not beneficially own any securities of the Company.

Annex-1

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities by the Participants within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Title of Security	Number of Shares	Transaction
Bryan Draper	05/31/2018	Common Stock	397	Open Market Purchase
	05/30/2018	Common Stock	200	Open Market Purchase
	05/30/2018	Common Stock	100	Open Market Purchase
	05/30/2018	Common Stock	2,000	Open Market Purchase
	05/30/2018	Common Stock	11,806	Open Market Purchase
	05/30/2018	Common Stock	1,997	Open Market Purchase
	05/30/2018	Common Stock	503	Open Market Purchase
	05/29/2018	Common Stock	100	Open Market Purchase
	05/29/2018	Common Stock	100	Open Market Purchase
	05/29/2018	Common Stock	403	Open Market Purchase
	05/29/2018	Common Stock	594	Open Market Purchase
	05/29/2018	Common Stock	1,767	Open Market Purchase
	05/29/2018	Common Stock	33	Open Market Purchase
	06/09/2016	Common Stock	4,725	Open Market Purchase
William E. Dutra	05/29/2018	Common Stock	5,000	Discretionary transaction in accordance with Rule 16b-3(f)
	06/13/2016	Common Stock	5,000	Discretionary transaction in accordance with Rule 16b-3(f
Brian M. Haines	05/29/2018	Common Stock	100	Open Market Purchase
	05/29/2018	Common Stock	495	Open Market Purchase
William C. Owens	05/30/2018	Common Stock	2,064	Discretionary transaction in accordance with Rule 16b-3(f)
	05/30/2018	Common Stock	936	Discretionary transaction in accordance with Rule 16b-3(f)
	05/30/2018	Common Stock	557	Open Market Purchase
	05/30/2018	Common Stock	1,571	Open Market Purchase
	05/30/2018	Common Stock	2,000	Open Market Purchase
	05/30/2018	Common Stock	6,429	Open Market Purchase
	06/13/2016	Common Stock	1,349	Discretionary transaction in accordance with Rule 16b-3(f)
	06/09/2016	Common Stock	4,651	Discretionary transaction in accordance with Rule 16b-3(f)
Melina A. Platt	06/01/2018	Common Stock	1,000	Open Market Purchase
Gary C. Wallace	05/31/2018	Common Stock	500	Open Market Purchase
Daniel J. Worley	05/29/2018	Common Stock	550	Discretionary transaction in accordance with Rule 16b-3(f)
	05/29/2018	Common Stock	50	Discretionary transaction in accordance with Rule 16b-3(f)
	05/29/2018	Common Stock	400	Open Market Purchase
	05/29/2018	Common Stock	100	Open Market Purchase
	05/29/2018	Common Stock	300	Open Market Purchase
	05/29/2018	Common Stock	100	Open Market Purchase
	05/29/2018	Common Stock	300	Open Market Purchase
	06/10/2016	Common Stock	325	Discretionary transaction in accordance with Rule 16b-3(f)

Miscellaneous Information Concerning Participants

Other than as set forth in this Annex A or elsewhere in this Supplement or the Proxy Statement and based on the information provided by each Participant, none of the Participants or their associates (i) beneficially owns (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, or owns of record but not beneficially, any shares of Common Stock or other securities of the Company or any of its subsidiaries or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, neither the Company nor any of the Participants listed above is now or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. No Participant has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the past ten years.

Other than as set forth in this Annex A or elsewhere in this Supplement or the Proxy Statement and based on the information provided by each Participant, neither the Company nor any of the Participants listed above or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

Annex-2

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Internet and telephone voting is available through 11:59 p.m., Pacific Daylight Time the day before the annual meeting date.

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope to 2221 Olympic Boulevard, Walnut Creek, California 94595

Please detach at perforation before mailing.

WHITE PROXY CARD	OWENS REALTY MORTGAGE, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 16, 2018

The undersigned, a stockholder of Owens Realty Mortgage, Inc., a Maryland corporation (the “Company”), acknowledges receipt of the Notice of the Annual Meeting of Stockholders and Proxy Statement and hereby appoints William C. Owens and Bryan H. Draper, and each of them acting individually or in the absence of others, as proxies with full power of substitution and re-substitution in any of them, to vote all shares of Common Stock of the Company held by the undersigned as shown below on this Proxy Card, with all the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Owens Realty Mortgage, Inc. to be held at the Walnut Creek Marriott, 2355 N. Main Street, Walnut Creek, CA 94596, on July 16, 2018 at 10:00 a.m. Pacific Daylight Time, or at any continuation, postponements or adjournments thereof, as hereafter specified, upon such matters as may properly come before the Annual Meeting of Stockholders, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy Card shall be voted in the manner set forth on the reverse side. The undersigned hereby revokes all proxies previously given by the undersigned with respect to the Annual Meeting of Stockholders, including any proxy previously given by telephone or internet.

THIS PROXY CARD, WHEN PROPERLY SIGNED, DATED AND RETURNED, WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES AND FOR PROPOSAL 2. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE ON THIS PROXY CARD “FOR” EACH OF THE NOMINEES PROPOSED BY THE BOARD IN PROPOSAL 1 AND “FOR” PROPOSAL 2. The Board of Directors (the “Board”) knows of no other items of business that will be presented for consideration at the Annual Meeting of Stockholders other than those described in the accompanying Proxy Statement. If any of the Board’s nominees shall be unable to serve or for good cause will not serve, then your WHITE proxy card will be voted for such nominee(s) as the holders of your proxy, acting in their discretion may determine.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method.     ☐

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

ORM_29881_051818

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting to be held on July 16, 2018

The Proxy Statement and Proxy Card for this Meeting are available at:

https://www.proxy-direct.com/orm-29881

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

WHITE PROXY CARD

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

■ Proposals – The Board of Directors unanimously recommends a vote FOR the nominees listed below and FOR Proposal 2.

1.	Company Proposal: To elect two (2) Class II directors, each to serve for a term continuing until the annual meeting of stockholders held in 2021 and until their respective successors are duly elected and qualified:

		FOR	WITHHOLD			FOR	WITHHOLD
01.	Bryan H. Draper	☐	☐	02.	James M. Kessler	☐	☐

		FOR	AGAINST	ABSTAIN
2.	Company Proposal: To ratify the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.	☐	☐	☐

3.	To transact such other business as may properly come before the Annual Meeting or at any postponement or adjournment thereof.

■ Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box		Signature 2 ─ Please keep signature within the box
/ /

608999900109999999999

■ xxxxxxxxxxxxxx	GSC_29881	M	xxxxxxxx	+